UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 31, 2002

Commission File Number 0-16914

THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-1223339
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable
(Former name or former address, if changed since last report)

THE E.W. SCRIPPS COMPANY

INDEX TO CURRENT REPORT ON FORM 8-K DATED OCTOBER 31, 2002

Item No.		Page

2.	Acquisition or Disposition of Assets	3

7.	Financial Statements and Exhibits	3

2

Item 2.    Acquisition or Disposition of Assets

On October 31, 2002, The E.W. Scripps Company (“Scripps”) and Summit America Television Inc. (“Summit America,” formerly Shop At Home Inc.) completed a transaction that resulted in Scripps acquiring a 70% controlling interest of the Shop At Home television-retailing network (the “Network”) for $49.5 million in cash. Scripps funded the transaction from cash balances and additional borrowings under its credit facilities.

Summit America continues to exist as a publicly traded company with its primary assets being its five broadcast television stations and a 30% interest in the Network. Summit America’s broadcast television stations, which will continue to carry the Network’s programming under a three-year affiliation agreement, are located in San Francisco, Boston, Cleveland, Raleigh-Durham, North Carolina and Bridgeport, Connecticut.

Related to the transaction, Scripps loaned $47.5 million to Summit America, to be repaid in three years. The loan proceeds will be used by Summit America to retire existing debt. The loan from Scripps is secured by Summit America’s television stations in San Francisco, Boston and Cleveland.

The transaction is expected to reduce Scripps’ earnings per share by less than $.05 in the fourth quarter of 2002 and is currently expected to reduce full-year 2003 earnings per share by $.10 to $.15.

Expected dilution and other forward-looking statements are based on management’s current expectations. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from the expectations expressed in the forward-looking statements. Such risks, trends and uncertainties, which in most instances are beyond Scripps’ control, include changes in advertising demand and other economic conditions; consumers’ taste; program costs; labor relations; technological developments; competitive pressures; interest rates; regulatory rulings; and reliance on third-party vendors for various products and services. The words “believe,” “expect,” “anticipate,” “estimate,” “intend” and similar expressions identify forward-looking statements. All forward-looking statements, which are as of the date of this filing, should be evaluated with the understanding of their inherent uncertainty.

Item 7.    Financial Statements and Exhibits

Financial statements for the Network and pro forma financial information are not required. Exhibits required by this item appear at page E-1 of this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE E.W. SCRIPPS COMPANY

By:	/s/ JOSEPH G. NECASTRO
Joseph G. NeCastro Senior Vice President and Chief Financial Officer

Dated:    November 6, 2002

3

THE E. W. SCRIPPS COMPANY

Index to Exhibits

Exhibit No.	Item	Page	Exhibit No. Incorporated

10	Share Purchase Agreement between Shop at Home, Inc. and Scripps Networks, Inc.	(1)	10.30

99	Press Release	E-2

(1)	Incorporated by reference to Registration Statement on Form S-3 (File No. 333-100390).

E-1